Exhibit 99.1

SOURCE: Walter Energy

Walter Energy Commences Private Offerings of $100 Million Senior Secured Notes and $350 Million Senior Secured Second Lien PIK Toggle Notes

BIRMINGHAM, Ala. — March 19, 2014 — Walter Energy Inc. (“Walter Energy”) (NYSE: WLT) (TSX: WLT) today announced that it has commenced private offerings of $100 million aggregate principal amount of 9.500% senior secured notes due 2019 (the “New First Lien Notes”) and $350 million aggregate principal amount of senior secured second lien PIK toggle notes due 2020 (the “Second Lien Notes” and, together with the New First Lien Notes, the “Notes”).

The Notes will be guaranteed by each of Walter Energy’s current and future wholly-owned domestic restricted subsidiaries that from time to time guarantee any of Walter Energy’s indebtedness or any indebtedness of any of Walter Energy’s restricted subsidiaries.  The New First Lien Notes and related guarantees will be secured on a first priority basis by substantially all of the property and assets of Walter Energy and the guarantors.  The Second Lien Notes and related guarantees will be secured on a second priority basis by substantially all of the property and assets of Walter Energy and the guarantors.

Walter Energy intends to use the net proceeds of the offerings of the Notes to repay in full its term loan A under its credit facility, increase its liquidity and pay fees and expenses related thereto.

The Notes and related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. The New First Lien Notes and Second Lien Notes and related guarantees will be offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act, and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

This press release does not constitute an offer to sell, or a solicitation of an offer to sell or buy any securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Walter Energy

Walter Energy is a leading, publicly traded “pure-play” metallurgical coal producer for the global steel industry with strategic access to high-growth steel markets in Asia, South America and Europe. The company also produces thermal coal, anthracite, metallurgical coke and coal bed methane gas. Walter Energy employs approximately 3,600 employees with operations in the United States, Canada and United Kingdom.

Safe Harbor Statement

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will,” and similar terms and expressions. These forward-looking statements are made based on expectations and beliefs concerning future events affecting Walter Energy and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from Walter Energy’s forward-looking statements: unfavorable economic, financial and business conditions; a substantial or extended decline in pricing, demand, and other factors beyond Walter Energy’s control; failure of Walter Energy’s customers to honor or renew contracts; Walter Energy’s ability to collect payments from its customers; inherent risks in coal mining that are beyond Walter Energy’s control; title defects preventing us from (or resulting in additional costs for) mining Walter Energy’s mineral interests; concentration of Walter Energy’s mining operations in a limited number of areas; a significant reduction of or loss of purchases by Walter Energy’s largest customers; unavailability or uneconomical transportation for Walter Energy’s coal; significant competition and foreign currency fluctuation; significant cost increases and fluctuations, and delay in the delivery of raw materials, mining equipment and purchased components; work stoppages, labor shortages and other labor relations matters; Walter Energy’s ability to hire and retain a skilled labor force; risks associated with Walter Energy’s reclamation and mine closure obligations; inaccuracies in Walter Energy’s estimates of coal reserves; Walter Energy’s ability to develop or acquire coal reserves in an economically feasible manner; challenges to Walter Energy’s licenses, permits and other authorizations; failure to meet project development and expansion targets; risks associated with operating in foreign jurisdictions; risks associated with environmental, health and safety laws and regulations; risks associated with federal, state and provincial regulatory agencies’ authority to order temporary or permanent closure of Walter Energy’s mines; increased focus by regulatory authorities on the effects of surface coal mining on the environment; risks related to climate change concerns; risks related to Walter Energy’s operations’ impact on the environment; risks related to Walter Energy’s indebtedness; Walter Energy’s ability to generate cash for its financial obligations, to refinance its indebtedness or to obtain additional financing; Walter Energy’s ability to incur additional indebtedness; restrictions in Walter Energy’s existing and future debt agreements; events beyond Walter Energy’s control may result in an event of default under one or more of its debt instruments; downgrades in Walter Energy’s credit ratings; failure to obtain or renew surety bonds on acceptable terms could affect Walter Energy’s ability to secure reclamation and coal lease obligations; costs associated with Walter Energy’s pension and benefits, including post-retirement benefits; costs associated with Walter Energy’s workers’ compensation and certain medical and disability benefits; adverse rulings in current or future litigation; Walter Energy’s ability to attract and retain key personnel; Walter Energy’s ability to identify or integrate suitable acquisition candidates to promote growth; volatility in the price of Walter Energy’s common stock; Walter Energy’s ability to pay regular dividends to stockholders; Walter Energy’s exposure to indemnification obligations; risks associated with terrorist attacks and threats and escalation of military activity in response to such attacks; risks associated with cyber-attacks or other security breaches; and other risks and uncertainties including those described in Walter Energy’s filings with the SEC. Forward-looking statements made by Walter Energy in this release, or elsewhere, speak only as of the date on which the statements were made. You are advised to read the risk factors in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results. Walter Energy has no duty to, and does not intend to, update or revise the forward-looking statements in this release, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this press release may not occur. All data presented herein is as of the date of this release unless otherwise noted.

Contact Information

For media:

Thomas F. Hoffman

205-745-2612
tom.hoffman@walterenergy.com

or

For investors:

Mark Tubb

205-745-2627

mark.tubb@walterenergy.com